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                           MFS(R) INSTITUTIONAL TRUST

                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

                      Supplement to the Current Prospectus

The description of portfolio managers for the MFS(R) Institutional Emerging Equities Fund, under the "Management of the Funds" section of the prospectus, is hereby restated as follows:

Brian Stack, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1993 and has been a portfolio manager of the fund since 1996. Neil D. Wagner, a Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1998. Prior to joining MFS, Mr. Wagner had been a Senior Research Analyst with DFS Advisors LLC from 1997 to 1998 and an Associate at Berkshire Partners from 1995 to 1997. Mr. Wagner became a portfolio manager of the fund effective November 1, 2000.

                The date of this Supplement is December 20, 2000.